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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) JULY 22, 2002
                                                          ----------------------

                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                             1-16463                                 13-4004153
----------------------------------    ----------------------------------     ------------------------------------
(State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
 incorporation or organization)

701 MARKET STREET, ST. LOUIS, MISSOURI                                                  63101
-----------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                               (Zip Code)

Registrant's telephone number, including area code                (314) 342-3400
                                                         -----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 22, 2002, Peabody Energy Corporation issued a press release regarding a favorable arbitration ruling related to pricing of its coal sales to the Navajo Generating Station in Page, Arizona.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


       99.1    Press release of Peabody Energy Corporation dated July 22, 2002.





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PEABODY ENERGY CORPORATION

Date:  July 23, 2002                          /s/  RICHARD A. NAVARRE
                                              ---------------------------
                                                   Richard A. Navarre
                                              Executive Vice President and
                                                 Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


      Exhibit
        No.     Description of Exhibit

       99.1     Press release of Peabody Energy Corporation dated July 22, 2002.












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